SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2005

CARDIOGENESIS CORPORATION

(Exact name of registrant as specified in its charter)

California	000-28288	77-0223740

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26632 Towne Centre Drive
Suite 320
Foothill Ranch, California 92610
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 649-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 16, 2005, the Company issued a press release announcing its financial results for the fiscal quarter ended March 31, 2005.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

     (c) The following items are filed as exhibits to this report:

Exhibit No.	Description
99.1	Press release of Cardiogenesis Corporation, dated May 16, 2005 relating to financial results for the quarter ended March 31, 2005

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION (Registrant)
Date: May 16, 2005	By:	/s/ CHRISTINE G. OCAMPO
Christine G. Ocampo,
Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Cardiogenesis Corporation, dated May 16, 2005, relating to financial results for the quarter ended March 31, 2005.

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